UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2026

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24901 Dana Point Harbor Dr, Suite A200, Dana Point, CA	92629
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 542-3130
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01.     Completion of Acquisition or Disposition of Assets.
On October 1, 2026, CareTrust REIT, Inc. (the “Company”), through its subsidiary, CareTrust UK Limited, a company registered in England and Wales (the “Purchaser”), completed the acquisition of the entire issued share capital of care home property companies holding an aggregate of 23 completed care homes and one additional care home remaining subject to regulatory approval anticipated in October 2026 (each, a “Completed Property” and collectively, the “Completed Properties”), from LNT Care Developments Holdings Limited, a company registered in England and Wales (“LNT”), pursuant to that certain Share Purchase Deed, dated as of September 30, 2026 (the “Purchase Agreement”), by and between the Purchaser, LNT, acting for and on behalf of certain wholly owned subsidiaries of LNT as sellers, and CTR Partnership, L.P., a Delaware limited partnership (“Operating Partnership”). Upon the exercise of put and call options contemplated in the Purchase Agreement, the Purchaser also intends to acquire the entire issued share capital of care home property companies holding up to an additional 21 care homes (each, an “In-Development Property” and collectively, the “In-Development Properties” and, together with the Completed Properties, the “Acquired Properties”). The In-Development Properties are currently under development, and the Purchaser intends to acquire each In-Development Property upon completion of development and receipt of regulatory approvals, anticipated to occur on a rolling basis through December 31, 2027.
The purchase price for each of the Acquired Properties is £24,000,000, for an initial aggregate purchase price of approximately £576 million (or approximately $764 million) for the 24 Completed Properties and approximately £504 million (or approximately $669 million) for the In-Development Properties, exclusive of transaction costs.
The Acquired Properties are, or will be upon each applicable closing, leased to subsidiaries of Crystal Care Homes Holdco Limited, a company incorporated under the laws of England and Wales (“Crystal Care Holdco”), LNT’s care home operating portfolio company, under triple-net leases that provide for fixed annual escalators and renewal options. Crystal Care Holdco’s payment obligations under such leases are, or will be upon each applicable closing, guaranteed by LNT.
Following an initial lease-up phase for each of the Acquired Properties and subject to the exercise of put or call options exercisable by Crystal Care Holdco and the Operating Partnership, respectively, the Operating Partnership or its affiliate expects to acquire the entire issued share capital of the operating companies holding the care home businesses for each of the Acquired Properties (each, an “Opco” and, collectively, the “Opcos”) and, pursuant to care services agreements to be entered into between Crystal Care Homes (2) Limited, a company incorporated under the laws of England and Wales (or a wholly-owned subsidiary thereof), and each such Opco, transition the homes to a structure permitted under the REIT Investment Diversification and Empowerment Act (such transition, the “SHOP Transition”). The purchase price for the entire issued share capital of each Opco will be a specified multiple of such Opco’s implied annualized mature EBITDA, subject to certain adjustments. In addition, in connection with the foregoing transactions, the shareholders of LNT have granted the Operating Partnership an option exercisable through September 2027 to acquire the entire issued share capital of LNT.
The foregoing description of the Purchase Agreement and purchase of the Acquired Properties is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On October 2, 2026, the Company issued a press release announcing the transactions reported in Item 2.01 of this Current Report on Form 8-K (collectively, the “LNT Transaction”). A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In connection with the announcement of the LNT Transaction, the Company has published an investor presentation and brief management remarks, which are available under the “Events & Presentations” tab in the “Investors” section of the Company's website at www.CareTrustREIT.com. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company has also published a series of eleven videos announcing and describing the LNT Transaction, which are available on the Company’s YouTube page at www.youtube.com/@caretrustreit in the “Playlists” tab under the playlist entitled “LNT.”
Exhibits 99.1 and 99.2 and the management remarks and videos referenced above shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibits	Description

2.1	Share Purchase Deed, dated as of September 30, 2026, by and between LNT Care Developments Holdings Limited, CareTrust UK Limited and CTR Partnership, L.P.

99.1	Press Release of the Company dated October 2, 2026

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: the timing and completion of the Acquired Properties; receipt of regulatory approvals; lease arrangements for the Acquired Properties; and the SHOP Transition and entry into related operating agreements.

Words such as “anticipate,” “believe,” “could,” “expect,” “estimate,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. The Company’s forward-looking statements are based on management’s current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, the Company can give no assurance that its expectations will be attained. Factors which could cause actual results to differ materially from the Company’s expectations in the forward-looking statements include, but are not limited to: (i) the risk that the In-Development Properties are not completed on the expected timeline or at all, and that practical completion, regulatory registration and other closing conditions are delayed or not satisfied; (ii) the performance of the Opcos during lease-up and the risk that stabilization and the anticipated net operating income yields and accretion are not achieved; (iii) the risk that the put and call rights with respect to the Opcos are not exercised, or that the anticipated SHOP Transition does not occur on the expected timeline or at all; (iv) risks that the intended benefits of the LNT Transaction may not be realized; (v) changes in the United Kingdom regulatory, reimbursement, labor and tax environment; and (vi) the additional factors included under Item 1A “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2026	CARETRUST REIT, INC.

	By:	/s/ Derek J. Bunker
Derek J. Bunker
Chief Financial Officer and Treasurer